ILLUMINET
                         EXECUTIVE SHORT TERM BONUS PLAN
                                      1997



                                  Participant:













                            Confidential & Proprietary

                                    ILLUMINET
              1997 EXECUTIVE SHORT TERM INCENTIVE COMPENSATION PLAN


------------------------------------------------------------------------------
                                TABLE OF CONTENTS
------------------------------------------------------------------------------



         TopicPage
         ----------------------------------------------

         Short-Term Bonus Plan Philosophy                                3

         Bonus Plan Overview                                             4

         Plan Description                                                5

         Plan Policies and Practices                                     6

         Bonus Calculation Examples                                     10

EXECUTIVE SHORT-TERM BONUS PHILOSOPHY


Objectives                                  In  order  to  achieve  its  desired
                                            place in the market,  Illuminet must
                                            continually  enhance  its  focus  on
                                            customer   services   in   order  to
                                            respond  rapidly to changing  market
                                            and  competitive  conditions.  To do
                                            this,  we will continue to depend on
                                            exceptional  contributions  from our
                                            Senior   Managers.   Illuminet   has
                                            therefore   committed   to  a  bonus
                                            strategy  that  will  recognize  and
                                            reward performance of the company as
                                            well as the individual.


Plan                                        Achievement  of our corporate  goals
Participant's                               will  depend on unity of purpose and
Role                                        teamwork. Exceptional teams are made
                                            up   of   exceptional   individuals,
                                            mostly    fulfilling    specialists'
                                            roles.  Illuminet's  success depends
                                            on your success. We therefore depend
                                            on   you   to   contribute   to  the
                                            execution of the  business  plan and
                                            manage   for   revenue   growth  and
                                            profitability.


Illuminet's                                 Role We are  committed  to give  our
                                            Senior Managers both the opportunity
                                            and the  motivation  to  excel.  Our
                                            goal  is to  provide  incentives  to
                                            produce exceptional results.

EXECUTIVE SHORT-TERM BONUS PLAN OVERVIEW


Plan                                        Objectives  There are two  important
                                            objectives of this short-term  bonus
                                            plan:

                                            -   Focus    attention   of   Senior
                                            Management    team    on    specific
                                            short-term  revenue and profit goals
                                            and motivate balanced achievement of
                                            these goals.

                                            - Reward Senior Managers in line
                                            with individual performance and
                                            contribution


Bonus The Short-Term bonus is the Target bonus opportunity for performance at 100% of goal. Exceptional performance beyond Target to Stretch means the maximum achievable value as defined in the Performance Measures identified as Company Financial Objectives. Short-term bonuses  may be awarded at less than
                                            100%,  however,  no bonuses  will be
                                            awarded   under  this  plan   unless
                                            EBITDA is at least 80% of target. No
                                            bonuses will exceed Stretch (40% for
                                            Officers and 20% for Directors). The
                                            Target and Stretch  percentages  are
                                            listed below:

                                            Officers               Directors
                                            --------------      ----------------
                                            Target  20%            Target  10%
                                            Stretch  40%           Stretch  20%

Performance The 1997 Executive Short-Term Bonus is affected Measures by the following measures:

         -        Company Financial Objectives
                  EBITDA
                  ROE

         -        Individual Objectives

PLAN DESCRIPTION



Financial                                   Performance  Bonus The bonus awarded
                                            for    achievement   of   thecompany
                                            financial  objectives  is defined at
                                            target  and   stretch  is   weighted
                                            heavier for Officers and  Directors,
                                            as  noted,   and  is  based  on  the
                                            following measures:

                                            - EBITDA:  Earnings before interest,
                                            taxes,        depreciation       and
                                            amortization.  This is a measure  of
                                            the  company's  ability to  generate
                                            cash  from  operations.   Percentage
                                            possible  for   target/stretch   for
                                            Directors  is  30/60  and  for  Vice
                                            Presidents it is 40/80.

                                            - Return on Equity (ROE):  This is a
                                            measure    of   the    return    for
                                            shareholders based upon their equity
                                            in the company. Components affecting
                                            equity include net income (including
                                            non-operational events such as gains
                                            and losses on investments  accounted
                                            for  on  the  equity  basis),  stock
                                            redemptions     (dissenters)     and
                                            dividends (if any). It is calculated
                                            as net  income  as a  percentage  of
                                            average   equity    (beginning   and
                                            ending).   Percentage  possible  for
                                            target/stretch   for   Directors  is
                                            30/60 and for Vice  Presidents it is
                                            40/80.


Individual Performance
Measures:                                   Individual   performance  objectives
                                            represent    strategic    activities
                                            related to your position.  The bonus
                                            awarded     in    this    area    is
                                            discretionary    and   is   weighted
                                            heavier for Directors.  A percentage
                                            is established  for Directors at 0 -
                                            80%  and  Officers  the   percentage
                                            range is 0 - 40%. The maximum  bonus
                                            will  be  awarded  for   exceptional
                                            performance only.

1997 SHORT-TERM EXECUTIVE BONUS
PLAN POLICIES AND PRACTICES

Various administrative issues impact the payout and administration of the Short-Term Executive Bonus Plan. These administrative issues are detailed below:detailed below:

Plan Period                                 The Plan  Period is the fiscal  year
                                            of the company  which is now January
                                            1 of each calendar year.

Bonus                                       Eligibility  At the beginning of the
                                            Performance    Measurement   Period,
                                            Officers and  Directors of Illuminet
                                            will  be  named  by  the   Personnel
                                            Committee  as  participants  in  the
                                            1997 Plan.

                                            Executives  who are  employed  after
                                            the  beginning  of the Plan  Period,
                                            which   is   less    than   a   full
                                            measurement   period,  will  receive
                                            prorated incentive payments based on
                                            the number of months of service  and
                                            achievement of goals.


Administration of the Plan                  The  President/CEO   determines  the
                                            procedures and implementation of the
                                            Plan.  The President  will authorize
                                            the   Executives  to  establish  the
                                            individual   objectives   for   each
                                            participant  in line with  corporate
                                            strategies   and   objectives.   The
                                            President  has  final  authority  to
                                            approve  or  disapprove  any  issues
                                            related   to    interpretation    or
                                            administration of the Plan including
                                            resolution     of    any     unusual
                                            circumstances.  The  decision of the
                                            President  will  be  binding  on all
                                            parties.

Performance Standards                       Performance measurements are set and
                                            approved  at  the  beginning  of the
                                            fiscal year.  The  standards are set
                                            in   line   with    corporate    and
                                            divisional operating objectives. The
                                            Standards   will  be  reviewed  each
                                            year.  Individual objective measures
                                            will be agreed to in  writing at the
                                            start of the period.


Bonus Calculation                           Calculations  of the bonus are based
                                            on   achievement  of  the  financial
                                            performance  objectives:  EBITDA and
                                            ROE   as    well    as    Individual
                                            Performance  Objectives.  A level of
                                            incentive   is    established    for
                                            Officers  at a  Target  of 20% and a
                                            Stretch  of 40%;  and for  Directors
                                            the Target is 10% and the Stretch is
                                            20%.

                                            Calculations    of   the   Financial
                                            Measurements    are   weighted   for
                                            Officers  at a Target and Stretch of
                                            between  40 and 80%.  For  Directors
                                            the   Financial   Measurements   are
                                            weighted at a Target and Stretch of
                                            between 30 and 60%.

                                            The  calculation  of the  Individual
                                            Performance      Measurement      is
                                            discretionary.  A level of incentive
                                            is established for Officers from 0 -
                                            40% and for Directors from 0 - 80%.


Authorization of Payment Bonus awards must be approved by the President/CEO.


Incentive                                   Payment Timing The Short-Term  bonus
                                            will be paid  approximately  45 days
                                            following  the  announcement  of the
                                            corporate  financial  results  after
                                            the end of the fiscal year.


Management                                  Discretion  Management  reserves the
                                            right to alter,amend,  suspend or in
                                            any other way change this Bonus Plan
                                            in  accordance   with  the  changing
                                            needs of the  Company.  The  Company
                                            view  will  prevail  in any  dispute
                                            over  the   interpretation  of  this
                                            Plan.


Termination                                 An individual may be terminated from
                                            the  Plan at any  time  at the  sole
                                            discretion  of  management.  In  the
                                            event that a person  terminates  for
                                            reasons of retirement or disability,
                                            the final award will be prorated.

                                            Upon the death of a participant, the
                                            award,  if any, will be prorated and
                                            will be  paid to a  beneficiary(ies)
                                            as designated by the participant.

                                            If    a    participant    terminates
                                            employment   for  any  other  reason
                                            prior to  completing  the  incentive
                                            period,   the   participant  is  not
                                            eligible  to earn any  award for the
                                            period  in  which  the   termination
                                            occurs.   A   participant   must  be
                                            employed  by  Illuminet  on the last
                                            day  of  the   fiscal   year  to  be
                                            eligible for an award.


Right of Employment                         Participation  under  this Plan does
                                            not guarantee any right to continued
                                            employment.  Management reserves the
                                            right to restrict  participation  in
                                            the Plan for a  specified  period of
                                            time. A participant or Illuminet may
                                            terminate       the       employment
                                            relationship  at any  time,  for any
                                            reasons, with or without cause.


Right                                       of  Assignment  No right or interest
                                            in  the   Plan  is   assignable   or
                                            transferable,   or  subject  to  any
                                            lien, directly, by operation of law,
                                            or  otherwise   including   (without
                                            limitation)   bankruptcy,    pledge,
                                            garnishment,   attachment,  levy  or
                                            other creditor's process.


Taxes All awards payable under this Plan are taxable as ordinary income in the year of payment and subject to applicable taxes.